UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 3, 2014

KLEANGAS ENERGY TECHNOLOGIES, INC. (Exact name of registrant as specified in its chapter)

Delaware (State or other jurisdiction of incorporation	333-176820 (Commission File Number)	45-53499508 (IRS Employer Identification No.)

3001 N. Rocky Pt. RD. Suite 200 Tampa, Florida (Address of principal executive offices)	33771 (Zip Code)

(888)720-0806 Registrant's telephone number, including area code

__________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

The Board of Directors (the "Board") of Kleangas Energy Technologies Inc., a Delaware corporation (the "Company"), accepted the resignation of William Wylie as President of the Company effective February 3, 2014. The Board of Directors subsequently approved the appointment of Bo Linton as the President effective February 3, 2014. Bo Linton was previously appointed by the Board of Directors of the Company as the Chief Executive Officer and a member of the Board of Directors effective January 1, 2014.

Biography

During the past twenty years, Mr. Linton has worked extensively with developing environmental technologies. Mr. Linton founded International Capital Group, Inc. in 1998, which is a mergers and acquisitions firm. In 2001, Mr. Linton founded Berserker Entertainment Inc. Mr. Linton served as chairman of the board until 2004 for Berserker Entertainment Inc., which was a production, distribution and HD post production facility. From approximately March 2005 to October2005, Mr. Linton served as the president of Seamless Skyyfi Inc., a wholly-owned subsidiary of the public company Seamless Wi-Fi Inc. In November 2005, Mr. Linton founded Carbon Jungle LLC, which is an environmental company, and served as the president and chief executive officer. In August 2006 to 2008, Mr. Linton was the president and a director of MagneGas Corporation, which is a fully reporting company in the waste to fuel industry. During 2006, Mr. Linton was a co-executive producer of the feature film "Living Luminaries", a spiritual docudrama shown in theaters in 2008. From 2008 through 2009, Mr. Linton founded Clean Energy and Power Inc., a public company in the renewable energy sector and served as its president, chief executive officer and director.

Mr. Linton recently met with world leaders regarding clean energies and presented clean fuel technology to the United Nation's in 2007. Mr. Linton was a speaker and panel participant at the 1st Annual "Waste-to-Fuel" conference held in Orlando, Florida in 2008.

Mr. Linton earned his Bachelor's degree from Louisiana State University in 1994. Certain of his studies included business law, economics, finance, environmental science, theater, real estate and speech.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 14 , 2014	Kleangas Energy Technologies Inc.
/s/Bo Linton
By: Bo Linton
Its: CEO